SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act
Date of Report: September 13, 2006
(Date of Earliest Event Reported)
Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	0-13976	72-0717400
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
2500 MILLBROOK DRIVE
BUFFALO GROVE, ILLINOIS
(Address of principal executive offices)
(847) 279-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry Into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9. Financial Statements and Exhibits
SIGNATURES
Item 1.01. Entry Into a Material Definitive Agreement.
     On September 13, 2006, Akorn, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Serum Institute of India (“Investor”) providing for the private placement of 1,000,000 shares of the Company’s Common Stock (“Common Stock”) at a price of $3.56 per share upon the satisfaction of certain conditions to closing. The aggregate offering price of the private placement was $3,560,000. There were no commissions paid in connection with the private placement.
     The shares of Common Stock issued under the Securities Purchase Agreement (collectively, the “Registrable Securities”) are subject to certain registration rights as set forth in the Securities Purchase Agreement. Under the Securities Purchase Agreement, the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) by the sixtieth day after the closing date of the transactions contemplated by the Securities Purchase Agreement (the “Filing Date”), for purposes of registering the Registrable Securities. The Registration Statement is to be on Form S-3. The Company agreed to maintain the effectiveness of the Registration Statement until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) under the Securities Act of 1933, as amended (the “Act”) (the “Effectiveness Period”).
     Pursuant to the Securities Purchase Agreement, should certain events occur, then on every monthly anniversary thereof until the applicable event is cured and on the date of such cure, the Company shall pay to each Investor an amount in cash, as liquidated damages, equal to $0.0267 per share for each share of Common Stock purchased under the Securities Purchase Agreement and then owned by such Investor (the “Event Payments”). Subject to limitations set forth in the Securities Purchase Agreement, the following constitute applicable events (i) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective within the earlier of (a) the 120th day following the Filing Date or (b) the 5th trading day after the Company is notified that the Registration Statement will not be reviewed, or is no longer subject to further review, by the SEC; (ii) the Common Stock is not listed or quoted, or is suspended from trading, on an eligible market for a period of five trading days during the Effectiveness Period; or (iii) the Registration Statement ceases to be effective for 20 trading days in a 365 day period. The Event Payments relate solely to the shares of Common Stock issued to the Investor under the Securities Purchase Agreement. The Event Payments shall not exceed $267,000.
     On September 13, 2006, the Company also entered into a Waiver and Consent to Credit Agreement (the “Waiver and Consent”) with LaSalle Bank National Association (“LaSalle Bank”), the financial institutions party thereto (the “Lenders”) and Akorn (New Jersey), Inc. (“Akorn (New Jersey)”). Among other things, the Waiver and Consent amended certain of the definitions of the Credit Agreement dated October 7, 2003 among the Company, Akorn (New Jersey), the Lenders and LaSalle Bank, as previously amended, and waived certain events of default arising out of noncompliance with certain of the Company’s obligations under the Credit Agreement arising from the Company entering into the Securities Purchase Agreement and issuing the shares of Common Stock thereunder.
     The descriptions of the Securities Purchase Agreement and Waiver and Consent herein are only summaries and are qualified in their entirety by the full text of such documents, which are filed as exhibits hereto and are incorporated by reference herein.
     In October 2004, the Company and Investor entered into an exclusive Drug Development and Distribution Agreement for oncology and other injectable products.
Item 3.02 Unregistered Sales of Equity Securities
     The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to the Company’s unregistered issuance of 1,000,000 shares of Common Stock pursuant to the Securities Purchase Agreement is incorporated into this Item 3.02 in its entirety. The issuance of the Common Stock will be made in a private placement under Section 4(2) of the Act and/or Rule 506 of Regulation D under the Act, pursuant to the terms of the Securities Purchase Agreement.
     On August 8, 2006, a holder of the Company’s Series B 6.0% Participating Convertible Preferred Stock (“Series B Stock”) converted 1,805 shares of Series B Stock plus accrued dividends of $22,373 into 75,137 shares of Common Stock at a conversion price of $2.70 per share. On August 11, 2006, a holder of the Company’s Series B Stock converted 2,437 shares of Series B Stock plus accrued dividends of $30,342 into 101,497 shares of Common Stock at a conversion price of $2.70 per share. The issuance of Common Stock upon conversions of the Series B Stock was exempt from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) and/or Section 3(a)(9) thereof, because the shares of Series B Stock were exchanged for shares of the Common Stock exclusively with such holder and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.
     On September 11, 2006, a holder of the Company’s Series A Warrants exercised such warrants to purchase 83,334 shares of Common Stock at an exercise price of $1.00 per share in exchange for cash of $83,334. Also on this date, a holder of the Company’s Series A Warrants exercised such warrants to purchase 83,333 shares of Common Stock at an exercise price of $1.00 per share by providing the Company with his notice of election to exercise on a cashless basis. By exercising on a cashless basis, the number of shares of Common Stock that would otherwise be issuable upon the exercise of such warrants was reduced by 23,540 shares, an aggregate value of $83,332 as of the exercise date. Accordingly, such holder was issued 59,793 shares of Common Stock upon such exercise. On September 13, 2006, a holder of the Company’s Series A Warrants exercised such warrants to purchase 33,333 shares of Common Stock at an exercise price of $1.00 per share by providing the Company with his notice of election to exercise on a cashless basis. By exercising on a cashless basis, the number of shares of Common Stock that would otherwise be issuable upon the exercise of such warrants was reduced by 9,132 shares, an aggregate value of $33,332 as of the exercise date. Accordingly, such holder was issued 24,201 shares of Common Stock upon such exercise. The issuance of the Common Stock upon exercise of the warrants described herein was exempt from registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof, because none of the transactions involved a public offering.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     4.1 Securities Purchase Agreement dated September 13, 2006, between the Company and the Investor.
     10.1 Waiver and Consent to Credit Agreement dated September 13, 2006, among LaSalle Bank, the Lenders, the Company and Akorn (New Jersey).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Chief Financial Officer, Treasurer and Secretary

Date: September 13, 2006

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